REGISTRATION RIGHTS AGREEMENT

      This Registration Rights Agreement (this "Agreement") is made and entered into as of January 26, 2005 (the "Effective Date"), by and among USURF America, Inc., a Nevada corporation ("USURF"), and the initial holders of the Sovereign Shares (as defined below) that are a signatory hereto party hereto (the "Initial Holders"). USURF, the Initial Holders and the Holders (as defined below) are sometimes referred to in this Agreement collectively as the "Parties" and individually as a "Party."

                                    RECITALS

      WHEREAS, USURF and the Initial Holders are parties to that certain Securities Purchase Agreement, dated as of January 26, 2005 (the "Securities Purchase Agreement"), pursuant to which, among other things, the parties thereto have agreed that the Initial Holders will be issued Common Stock and Series B Convertible Preferred Stock of USURF (the "Sovereign Shares"); and

      WHEREAS, the execution and delivery of this Agreement by the Parties is a condition to the closing of the transactions contemplated by the Securities Purchase Agreement.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein and in the Securities Purchase Agreement, and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

      Section 1. Definitions. For purposes of this Agreement, the following capitalized terms have the following meanings:

      "Common Stock" shall mean the common stock, par value $0.0001 per share, of USURF.

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

      "Holder" shall mean a person who owns, beneficially or otherwise, Registrable Securities.

      "Prospectus" shall mean the prospectus included in the Registration Statement, as amended or supplemented by any prospectus supplement, and all other amendments and supplements thereto, including post-effective amendments, and all material incorporated by reference in such prospectus.

      "Registrable Securities" shall mean (i) all shares of Common Stock issued by the Company pursuant to the Securities Purchase Agreement, (ii) any shares of Common Stock issuable upon conversion of the Series B Convertible Preferred Stock, and (iii) shares of Common Stock issued with respect to such shares of Common Stock by way of stock dividend or stock split or in connection with a merger, consolidation, other reorganization or otherwise (in each case, it being understood that any such shares shall be deemed "Registrable Securities" only after issuance by the Company to the Holders); provided, however, that the Registrable Securities shall cease to be Registrable Securities (i) when a Registration Statement with respect to such Registrable Securities shall have been declared effective under the Securities Act and such Registrable Securities shall have been disposed of pursuant to such Registration Statement, (ii) when such Registrable Securities have been sold to the public pursuant to Rule 144 (or any similar provision then in force, but not Rule 144A) under the Securities Act or (iii) when such Registrable Securities shall have ceased to be outstanding.

      "Registration Statement" shall mean any registration statement of USURF under the Securities Act that covers any of the Registrable Securities or Additional Registrable Securities (as defined in Section 2(a)) pursuant to the provisions of this Agreement, including the related Prospectus, all amendments and supplements to such registration statement (including post-effective amendments), all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

      "SEC" shall mean the Securities and Exchange Commission.

      "Securities Act" shall mean the Securities Act of 1933, as amended.

      "Series B Convertible Preferred Stock" shall mean the Series B Convertible Preferred Stock, par value $.0001 per share, of USURF.

      Section 2. Registration of Resales.

            (a) Within the time period ending on the date seventy-five (75) days following the Effective Date (the "Filing Date"), USURF shall file with the SEC a Registration Statement to register under the Securities Act the Registrable Securities. USURF shall use commercially reasonable efforts to cause the Registration Statement to be declared effective by the SEC as promptly as practicable, but in no event more than one hundred eighty (180) days after the Effective Date. USURF will notify the Holders when such Registration Statement becomes effective. Failure to so notify the Holders within three (3) trading days of such notification shall be deemed an Event under Section 2(c). With respect to any securities issued by USURF to the Initial Holders following the Filing Date which become Registrable Securities ("Additional Registrable Securities"), within the time period ending on the date seventy-five (75) days following such issuance (the "Amendment Filing Date"), USURF shall file with the SEC an amendment to the Registration Statement, a prospectus supplement to the Registration Statement or a new Registration Statement, as applicable, to register under the Securities Act the Additional Registrable Securities. USURF shall use commercially reasonable efforts to cause any such amendment, prospectus supplement or new Registration Statement, as applicable, to be declared effective by the SEC as promptly as practicable, but in no event more than one hundred eighty (180) days after such issuance. USURF will notify the Holders when such amendment, prospectus supplement or new Registration Statement becomes effective. Failure to so notify the Holders within three (3) trading days of such notification shall be deemed an Event under Section 2(c).

            (b) USURF agrees to use commercially reasonable efforts to keep the Registration Statement (including the preparation and filing of any amendments and supplements necessary for that purpose) continuously effective until the earlier of (i) the date on which the Holders no longer hold any Registrable Securities registered on such Registration Statement or (ii) the date on which all of the Registrable Securities are eligible for sale pursuant to Rule 144(k) (or any successor provision which permits the resale of the Registrable Securities without registration under the Securities Act without regard to volume or other restrictions other than restrictions similar to those set forth in Rule 144(k)) promulgated under the Securities Act (such period, the "Effective Period"). If the Registration Statement ceases to be effective for any reason or at any time during the Effective Period (other than because of the sale of all the securities registered thereunder), USURF shall use commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof.

            (c) If: (i) a Registration Statement is not filed on or prior to the Filing Date, or (ii) USURF fails to file with the SEC a request for acceleration in accordance with Rule 461 promulgated under the Securities Act, within five
(5) trading days of the date that USURF is notified (orally or in writing, whichever is earlier) by the SEC that a Registration Statement will not be "reviewed," or not subject to further review, or (iii) prior to the date that a Registration Statement is declared effective, USURF fails to file a pre-effective amendment and otherwise respond in writing to comments made by the SEC in respect of such Registration Statement within fifteen (15) trading days after the receipt of comments by or notice from the SEC that such amendment is required in order for a Registration Statement to be declared effective, or (iv) a Registration Statement filed or required to be filed hereunder is not declared effective by the SEC by the one hundred eightieth (180th) day following the Effective Date as a result of an act or omission by the Company, or (v) after a Registration Statement is declared effective by the SEC, but prior to the time the Registrable Securities are eligible for sale pursuant to Rule 144(k) (or any successor provision which permits the resale of the Registrable Securities without registration under the Securities Act without regard to volume or other restrictions other than restrictions similar to those set forth in Rule 144(k)) promulgated under the Securities Act, a Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities for which it is required to be effective, or the Holders are not permitted to utilize the Prospectus therein to resell such Registrable Securities for fifteen
(15) consecutive days or an aggregate of twenty-five (25) days during any twelve
(12)-month period (which need not be consecutive days) as a result of an act or omission by the Company (any such failure or breach being referred to as an "Event", and for purposes of clause (i) or (iv) the date on which such Event occurs, or for purposes of clause (ii) the date on which such five (5) trading day period is exceeded, or for purposes of clause (iii) the date which such fifteen (15) trading day period is exceeded, or for purposes of clause (v) the date on which such fifteen (15) or twenty-five (25) day period, as applicable, is exceeded being referred to as "Event Date"), then, on each such Event Date and every monthly anniversary thereof until the applicable Event is cured, USURF shall pay to each Holder an amount in cash, as liquidated damages and not as a penalty, equal to one-half percent (0.5%) per month, pro rata on a daily basis, of the fair market value (based upon the closing price of USURF's Common Stock on such date) of the Registrable Securities then held by such Holder. If USURF fails to pay any liquidated damages pursuant to this Section in full within seven (7) days after the date payable, USURF will pay interest thereon at a rate of eighteen percent (18%) per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The liquidated damages pursuant to the terms hereof shall apply on a pro-rata basis for any portion of a month prior to the cure of an Event.

      Section 3. Registration Procedures. In connection with USURF's registration obligations pursuant to Section 2, to permit the issuance, sale or resale of such Registrable Securities, USURF will:

            (a) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement as may be necessary to keep such Registration Statement continuously effective during the Effective Period; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner; and comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the selling Holders set forth in such Registration Statement as so amended or in such Prospectus as so supplemented;

            (b) notify the selling Holders and the underwriters, if any, promptly:

                  (i) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to any Registration Statement or for additional information;

                  (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose or any notification with respect to the suspension by any state securities commission of the qualification or exemption from qualification of any of the Registrable Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes;

                  (iii) of the receipt by USURF of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose; or

                  (iv) of the occurrence of any event or the existence of any fact that makes any statement made in any Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any additions to or changes in any Registration Statement or the Prospectus or any such document in order to make the statements therein not misleading and, so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

            (c) use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement or the termination of any proceedings initiated for such purpose, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as promptly as practicable;

            (d) furnish to each selling Holder and each managing underwriter, if any, without charge, at least one conformed copy of the Registration Statement and any post-effective amendment thereto, including financial statements (but excluding schedules, all documents incorporated or deemed incorporated therein by reference and all exhibits);

            (e) deliver to each selling Holder and the underwriters, if any, without charge as many copies of the Prospectus or Prospectuses relating to such Registrable Securities (including each preliminary prospectus) and any amendment or supplement thereto as such persons may reasonably request;

            (f) prior to any public offering of Registrable Securities, register or qualify or cooperate with the selling Holders, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as any seller or underwriter reasonably requests in writing; use commercially reasonable efforts to keep such registration or qualification (or exemption therefrom) effective during the Effective Period and do any and all other acts or things necessary or advisable to enable the disposition in each such jurisdiction of the Registrable Securities covered by the Registration Statement; provided, however, that USURF will not be required to (i) qualify to do business in any jurisdiction where it is not then so qualified or (ii) take any action that would subject it to service of process in any such jurisdiction where it is not then so subject;

            (g) upon the occurrence of any event contemplated by Section 3(b)(iv), promptly prepare a supplement or post-effective amendment to the Registration Statement so that, as thereafter delivered to Holders of the Registrable Securities being sold thereunder, the related Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

            (h) use commercially reasonable efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time USURF is not required to file such reports, it will, upon the request of any of the Holders of the Registrable Securities, make publicly available other information so long as necessary to permit sales of Registrable Securities pursuant to Rule 144 and 144A; will take such further action as any Holder of the Registrable Securities may reasonably request, to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A; and upon the request of any Holder shall deliver to the such Holder a written statement as to whether it has complied with this Section 3(h);

            (j) furnish to each Holder promptly after filing with the SEC, a copy of the Registration Statement and copies of any Prospectus included therein. USURF shall also furnish to each of the Holder promptly after filing with the SEC, copies of any amendments to the Registration Statement or supplements to the Prospectus; and

            (k) if reasonably requested by any selling Holder or any underwriter, promptly incorporate in the Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders and underwriter, if any, may request to have included therein, including, without limitation: (A) information relating to the "Plan of Distribution" of the Registrable Securities and (B) any other terms of the offering of the Registrable Securities to be sold in such offering; provided, however, that with respect to any information requested for inclusion by a selling Holder, this clause (k) shall apply only to such information that relates to the Holder and the Registrable Securities to be sold by such selling Holder; and make all required filings of such Prospectus supplement or post-effective amendment as soon as reasonably practicable after USURF is notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

      Section 4. Information. USURF may require each selling Holder of Registrable Securities as to which any registration is being effected pursuant to Section 2 to furnish to USURF for inclusion in Registration Statement or to allow USURF to comply with the Act such information regarding the distribution of such Registrable Securities as USURF may, from time to time, reasonably request in writing, and USURF may exclude from such registration the Registrable Securities of any selling Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request. Each selling Holder promptly will notify USURF of the occurrence of any event that makes any of such information untrue in any material respect or that requires making a change in such information so that such information will not contain any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statement therein, in light of the circumstances under which they were made, not misleading.

      Section 5. Suspension. Each Holder will be deemed to have agreed by virtue of its acquisition of Registrable Securities that, in connection with any registrations of Registrable Securities effected pursuant to Section 2, upon receipt of any notice ("Suspension Notice") from USURF that any event of the kind described in Section 3(b) has occurred or that USURF's board of directors has determined in good faith that the Registration Statement should be suspended, USURF's obligation to cause the Registration Statement to become effective, to keep such Registration Statement effective or to amend or supplement such Registration Statement shall be suspended, it being understood, however, that liquidated damages pursuant to Section 2(c) shall accrue during any such suspension, and such Holder will discontinue, and will use commercially reasonable efforts to cause any underwriter to discontinue, disposition of such Registrable Securities covered by such Registration Statement or Prospectus until:

            (a) such Holder has received copies of the supplemented or amended Prospectus contemplated by Section 3(g); or

            (b) such Holder is advised in writing by USURF that the use of the applicable Prospectus may be resumed, and such Holder has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus.

There shall be no limitation with regard to the number of Suspension Notices that USURF is entitled to give pursuant to this Section 5.

      Section 6. Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by USURF will be borne by USURF whether or not the Registration Statement becomes effective. Such fees and expenses will include, without limitation:

            (a) all registration and filing fees and expenses (including, without limitation, filings made with the principal market on which the Common Stock is then listed for trading);

            (b) all fees and expenses of compliance with federal securities and state "blue sky" or securities laws;

            (c) all printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing such reasonable number of Prospectuses as are requested by the selling Holders);

            (d) all messenger, telephone and delivery expenses incurred by USURF;

            (e) all fees and disbursements of counsel to USURF; and

            (f) all fees and disbursements of all independent certified public accountants (excluding the expenses of any special audit or "comfort" letters required by or incident to such performance).

In addition, USURF will pay internal expenses (including without limitation all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange or quotation system on which similar securities issued by USURF are then listed and the fees and expenses of any person, including special experts, retained by USURF. In no event, however, will USURF be responsible for any underwriting discount or selling commission with respect to any sale of Registrable Securities pursuant to this Agreement or the fees of any legal counsel, accountants or other third parties representing the Holder(s).

      Section 7. Indemnification.

            (a) USURF shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, each person, if any, who controls such Holder within the meaning of the Securities Act, and their respective officers, directors, partners and employees (each an "Indemnified Holder Party"), to the fullest extent permitted by applicable law, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, including, but not limited to, any loss, claim, damage, liability or action relating to the issuance or resale of the Registrable Securities, (the "Liabilities") to which any such Indemnified Holder Party may become subject, insofar as such Liabilities arise out of or are based upon:

                  (i) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement or Prospectus or any amendment or supplement thereto, or (B) any blue sky application or other document or any amendment or supplement thereto prepared or executed by USURF (or based upon written information furnished by or on behalf of USURF expressly for use in such blue sky application or other document or amendment or supplement) filed in any jurisdiction specifically for the purpose of qualifying any or all of the Registrable Securities under the securities law of any state or other jurisdiction (such application or document being hereinafter called a "Blue Sky Application");

                  (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or

                  (iii) any violation by USURF of any rule or regulation promulgated under the Securities Act or any state securities law applicable to USURF and relating to action or inaction required of USURF in connection with any such registration.

      In connection with such indemnification, USURF shall reimburse each such Indemnified Holder Party, for any reasonable legal and any other reasonable expenses incurred in connection with investigating, defending, preparing to defend or settling any such Liabilities as such expenses are incurred, provided, however, that USURF shall not be liable in any such case to the extent that any such Liabilities arise out of, or are based on, any untrue statement or omission made in (A) a Registration Statement or Prospectus or amendment or supplement thereto, or (B) a Blue Sky Application in reliance upon and in conformity with written information furnished to USURF by or on behalf of such Indemnified Holder Party specifically for use in such Registration Statement or Prospectus or Blue Sky Application.

            (b) Each Holder shall, if Registrable Securities held by or issuable to such Holder are included in the securities as to which such registration is being effected, indemnify and hold harmless USURF, each person who controls USURF, and each of their respective officers, directors and partners, against all Liabilities arising out of or based upon:

                  (i) any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement or Prospectus; or

                  (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

and such Holder shall reimburse USURF, its directors, officers, partners and employees for any reasonable legal or any other reasonable expenses incurred in connection with investigating, defending, preparing to defend or settling any Liabilities, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in the Registration Statement Prospectus in reliance upon and in conformity with written information furnished to USURF by an instrument duly executed by such Holder specifically for use therein; provided, however, the total amount for which any Holder shall be liable under this Section 7(b) shall not in any event exceed the net proceeds received by such Holder from the sale of Registrable Securities sold by such Holder in such registration.

            (c) Each person entitled to indemnification under this Section 7 (the "Indemnified Party") shall give notice to the Party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claims as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such Indemnified Party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations hereunder, unless, but only to the extent that, such failure resulted in actual detriment to the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation.

            (d) Notwithstanding the foregoing, to the extent that the provisions on indemnification contained in the underwriting agreement entered into among the Holders, USURF and the underwriters in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall be controlling as to the Registrable Securities included in the public offering; provided, however, that if, as a result of this
Section 7(d), any Holder, its officers, directors, and partners and any person controlling such Holder is held liable for an amount which exceeds the aggregate proceeds received by such Holder from the sale of Registrable Securities included in a registration, as provided in Section 7(b) above, pursuant to such underwriting agreement (the "Excess Liability"), USURF shall reimburse any such Holder for such Excess Liability.

            (e) If the indemnification provided for in this Section 7 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other hand in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the Parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount any Holder shall be obligated to contribute pursuant to this Section 7(e) shall be limited to an amount equal to the proceeds to such Holder of the Registrable Securities sold pursuant to the Registration Statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which the Holder has otherwise been required to pay in respect of such loss, claim, damage, liability or action or any substantially similar loss, claim, damage, liability or action arising from the sale of such Registrable Securities).

            (f) The indemnification provided by this Section 7 shall be a continuing right to indemnification and shall survive the registration and sale of any securities by any person entitled to indemnification hereunder and the expiration or termination of this Agreement.

      Section 8. Miscellaneous.

            (a) Remedies. In the event of a breach by any Party of its obligations under this Agreement, each Party, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. Each Party agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any provision of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it will waive the defense that a remedy at law would be adequate.

            (b) Amendments. This Agreement may only be amended, modified or supplemented with the prior written consent of USURF and the Holders of a majority of the aggregate of the Registrable Securities then outstanding. Upon the effectuation of each such amendment or modification, USURF shall as soon as reasonably practicable give written notice thereof to the Holders who have not previously consented thereto in writing.

            (c) Notices. Any notice, consent or approval required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given upon (i) hand delivery, (ii) one (1) business day after being deposited with a nationally recognized overnight courier service, with receipt acknowledgement requested, (iii) upon receipt if transmitted by confirmed facsimile, or (iv) three (3) business days after deposit if deposited in the United States first-class mail, registered or certified mail, postage prepaid, return receipt required, and addressed as follows (or to such other address as is provided by a Party by like notice):

                  (i) If to an Initial Holder, at the address for such Initial Holder set forth below such Initial Holder's signature on the signature pages hereof;

                  (ii) If to a Holder who is not otherwise an Initial Holder, at the address set forth on the counterpart signature page to this Agreement provided by such Holder pursuant to Section 8(j) below with copies to:

or

                        If to USURF:

                              USURF America, Inc.
                              390 Interlocken Crescent
                              Suite 900
                              Broomfield, CO 80021
                              Attn.:  President

            (d) No Inconsistent Agreements. Neither USURF nor any of its subsidiaries has entered, as of the date hereof, nor shall USURF or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflict with the provisions hereof. Except as set forth on Schedule 8(d), neither USURF nor any of its subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full.

            (e) No Piggyback on Registrations. Except as set forth on Schedule 8(e), neither USURF nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of USURF in the Registration Statement other than the Registrable Securities. USURF shall not file any other registration statements other than registration statements relating to the granting of registration rights as set forth on Schedule 8(d) until the initial Registration Statement required hereunder is declared effective by the SEC, provided that this Section 8(e) shall not prohibit USURF from filing amendments to registration statements already filed.

            (f) Merger or Consolidation. If USURF is a party to any merger or consolidation pursuant to which the Registrable Securities are converted into or exchanged for securities or the right to receive securities of any other person ("Conversion Securities"), the issuer of such Conversion Securities shall assume (in a writing delivered to all Holders) all obligations of USURF hereunder. USURF will not effect any merger or consolidation described in the immediately preceding sentence unless the issuer of the Conversion Securities complies with this Section 8(f).

            (g) Adjustments Affecting Registrable Securities. Other than as required by law, USURF shall not take any action with respect to the Registrable Securities as a class that would adversely affect the ability of the Holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement.

            (h) Piggy-Back Registrations. If at any time during the Effective Period there is not an effective Registration Statement covering all of the Registrable Securities and USURF shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities
Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then USURF shall send to each Holder written notice of such determination and, if within fifteen (15) days after receipt of such notice, any such Holder shall so request in writing, USURF shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered; provided, that, USURF shall not be required to register any Registrable Securities pursuant to this Section 8(h) that are eligible for resale pursuant to Rule 144(k) promulgated under the Securities Act or that are the subject of a then effective Registration Statement.

            (i) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the Parties, including without limitation and without the need for an express assignment, to subsequent Holders of Registrable Securities; provided, however, that (i) this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Registrable Securities from such Holder in compliance with any restrictions on transfer applicable thereto, and (ii) nothing contained herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Securities Purchase Agreement. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement or applicable law.

            (j) Counterparts. To facilitate execution, this Agreement may be executed in as many counterparts as may be required. It shall not be necessary that the signatures on behalf of all Parties appear on each counterpart of this Agreement. All counterparts of this Agreement shall collectively constitute a single agreement. Signatures to this Agreement may be transmitted by facsimile and such signatures shall be deemed to be originals.

            (k) Headings. The headings in this Agreement are for convenience of reference only and will not limit or otherwise affect the meaning.

            (l) Governing Law. This Agreement will be governed by and construed in accordance with the internal laws of the State of Colorado, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

            (m) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein will remain in full force and effect and will in no way be affected, impaired or invalidated, and the Parties will use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the Parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

            (n) Terminate. This Agreement shall terminate with respect to each Holder and transferee permitted under this Agreement, including, without limitation, any rights of such Holder or transferee pursuant to Section 8(b), on the date upon which such Holder or transferee shall be able to dispose of all of their remaining Registrable Securities pursuant to Rule 144(k) of the Securities Act.

            (o) Entire Agreement. This Agreement constitutes the entire agreement among the Parties and supersedes all prior agreements and understandings among the Parties.

                           [SIGNATURE PAGES TO FOLLOW]

      IN WITNESS WHEREOF, the Parties have caused their duly authorized representatives to execute this Agreement as of the Effective Date.

                                      USURF AMERICA, INC.


                                      By: /s/ Douglas O. McKinnon
                                          -------------------------------------
                                          Douglas O. McKinnon:
                                          President & CEO

                                      DD FAMILY PROPERTIES, L.L.C.


                                      By: /s/ Edouard A Garneau
                                          -------------------------------------
                                      Name: Edouard A Garneau
                                      Title: LLC Manager

                                      THUNDERBIRD MANAGEMENT LIMITED PARTNERSHIP


                                      By: /s/ Edwin L. Buckmaster
                                          -------------------------------------
                                      Name: Edwin L. Buckmaster
                                      Title: General Partner

                                      SEARLS FAMILY, LLLP


                                      By: /s/ Robert Searls
                                          -------------------------------------
                                      Name: Robert Searls
                                      Title: General Partner

                                      KRANTZ FAMILY, LLLP


                                      By:  /s/ Stanley Krantz
                                          -------------------------------------
                                      Name: Stanley Krantz
                                      Title: General Partner

                                      DOLPHIN BAY, LLC


                                      By: /s/ Jeffrey W. Fiebig
                                          -------------------------------------
                                      Name: Jeffrey W. Fiebig
                                      Title: LLC Manager

                                      NEW OPPORTUNITIES, LLC


                                      By: /s/ Paul T. Garneau
                                          -------------------------------------
                                      Name: Paul T. Garneau
                                      Title: LLC Manager


                                      /s/ Kenneth Miller
                                      -----------------------------------------
                                      Kenneth Miller


                                      /s/ Jeffrey Schetgen
                                      -----------------------------------------
                                      Jeffrey Schetgen


                                      /s/ Thomas Beck
                                      -----------------------------------------
                                      Thomas Beck


                                      /s/ Brent E. Couch
                                      -----------------------------------------
                                      Brent E. Couch


                                      /s/ Jeff Fiebig
                                      -----------------------------------------
                                      Jeff Fiebig


                                      /s/ Craig Cook
                                      -----------------------------------------
                                      Craig Cook


                                      /s/ Curt A. Bushman
                                      -----------------------------------------
                                      Curt A. Bushman


                                      /s/ Michael P. Petrusich
                                      -----------------------------------------
                                      Michael P. Petrusich